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                SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                             FORM 8-K

                           CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported):
                        September 23, 1999




                  UNITED TENNESSEE BANKSHARES, INC.
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        (Exact name of registrant as specified in charter)



TENNESSEE                        0-23551         62-1710108
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(State or other jurisdiction   (Commission   (I.R.S. Employer
  of incorporation)            File Number)  Identification No.)



344 BROADWAY, NEWPORT, TENNESSEE                          37821
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (423)623-6088

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ITEM 5.   OTHER EVENTS.
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     On September 23, 1999, the Registrant's Board of Directors
authorized the payment of a special distribution of $4.00 per share on the Registrant's outstanding shares of common stock. The special distribution is payable on November 30, 1999 to stockholders of record as of November 1, 1999. On the basis of a ruling received by the Registrant from the Internal Revenue Service, the Registrant estimates that the distribution will not be considered taxable dividends, but will be applied against and will reduce the shareholders' adjusted basis in the Registrant's common stock.

     For further information, reference is made to the press release dated September 23, 1999, which is attached hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.
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     The following exhibits are being filed as part of this
Current Report on Form 8-K:

     Number          Description
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      99.1           Press Release dated September 23, 1999
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         UNITED TENNESSEE BANKSHARES, INC.




                         By: /s/ Richard G. Harwood
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                             Richard G. Harwood
                             President and Chief Executive
                               Officer


Date: September 27, 1999